UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

(Amendment No.__)

Filed by the Registrant [X]

Filed by a Party other than the Registrant [   ]

Check the appropriate box:

[   ]           Preliminary Proxy Statement

[   ]           Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[X]           Definitive Proxy Statement

[   ]           Definitive Additional Materials

[   ]           Soliciting Material under Rule 14a-12

Hillman Capital Management Investment Trust

(Name of the Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]           No fee required.

[   ]           Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

1.	Title of each class of securities to which transaction applies: __________________________________________________________________________________________________________________________________

2.	Aggregate number of securities to which transaction applies: __________________________________________________________________________________________________________________________________

3.
Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
__________________________________________________________________________________________________________________________________

4.	Proposed maximum aggregate value of transaction: __________________________________________________________________________________________________________________________________

5.	Total fee paid: __________________________________________________________________________________________________________________________________

[ ]	Fee paid previously with preliminary materials.

[ ]
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously.  Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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2.	Form, Schedule, or Registration Statement No.: _________________________________________________________________________________________________________________________________

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4.	Date Filed: __________________________________________________________________________________________________________________________________

Hillman Capital Management Investment Trust
116 South Franklin Street, Post Office Box 69
Rocky Mount, North Carolina 27802
Tel (800) 773-3863 Fax (252) 972-1908

March 28, 2013

Dear Shareholder:

A Special Meeting of the Shareholders of the Hillman Focused Advantage Fund, a series of the Hillman Capital Management Investment Trust, will be held on May 15, 2013, at 3:00 p.m. Eastern Time, at the offices of the Trust’s administrator located at 116 South Franklin Street, Rocky Mount, North Carolina 27804.

At the Special Meeting, you will be asked to elect four Trustees.  Enclosed you will find a Notice of Special Meeting, Proxy Statement, and Proxy Card.  The Board of Trustees recommends that you vote “For” the election of the Trustee Nominees described in the Proxy Statement.  Before you vote, however, please read the Proxy Statement for a complete description of the proposals.

It is important that your shares be represented and voted at the Special Meeting, regardless of the size of your holdings.  I urge you to vote, sign, date, and return your Proxy Card in the enclosed postage-paid envelope as soon as possible, even if you plan to attend the Special Meeting.  Signing the enclosed Proxy Card will not prevent you from voting in person if you attend the Special Meeting, but will assure that your vote is counted if you are unable to attend.

In order to avoid cost of follow-up solicitations and possible adjournments, please take a few minutes to read the Proxy Statement and cast your vote.  It is important that your vote be received by May 15, 2013.

If you have any questions regarding the proxy materials, please contact the Fund at 1-800-773-3863.

Hillman Capital Management Investment Trust

/s/ Mark A. Hillman

Mark A. Hillman
President

Hillman Capital Management Investment Trust
116 South Franklin Street, Post Office Box 69
Rocky Mount, North Carolina 27802
Tel (800) 773-3863 Fax (252) 972-1908

NOTICE OF MEETING

March 28, 2013

The Hillman Capital Management Investment Trust, on behalf of the Hillman Focused Advanatge Fund, a series of the Trust, will hold a Special Meeting of Shareholders of the Fund on May 15, 2013 at 3:00 p.m. Eastern Time.  The Special Meeting will take place at the offices of The Nottingham Company, 116 South Franklin Street, Rocky Mount, North Carolina 27804 for the following purposes:

1.	To elect four individuals to serve on the Trust’s Board of Trustees, each to hold office for an indefinite term, and until his successor is duly elected and qualified; and

2.	To transact such other business as may properly come before the meeting or any adjournments thereof.

Shareholders of record at the close of business on March 18, 2013 are entitled to notice of and to vote at the Special Meeting or any adjournments thereof.  Returning your proxy does not deprive you of your right to attend the meeting and to vote your shares in person.

Hillman Capital Management Investment Trust

/s/ A. Vason Hamrick

A. Vason Hamrick
Secretary

Important Note:  Voting your proxy is important.  To vote your shares at the Special Meeting (other than in person at the Special Meeting), a shareholder must return a proxy.  The return envelope enclosed with the proxy requires no postage if mailed in the United States.  By promptly returning the enclosed proxy, you can help us avoid the necessity and expense of sending follow-up letters to ensure a quorum.  If you are unable to attend the Special Meeting, please mark, sign, date, and return the enclosed proxy so that the necessary quorum may be present at the Special Meeting.  Proxies may also be submitted by facsimile and electronic mail.  See “Voting Procedures” in the Proxy Statement for additional information.

Hillman Capital Management Investment Trust
116 South Franklin Street, Post Office Box 69
Rocky Mount, North Carolina 27802
Tel (800) 773-3863 Fax (252) 972-1908

QUESTIONS AND ANSWERS

March 28, 2013

You should carefully read the entire text of the Proxy Statement.  We have provided you with a brief overview of the Proxy Statement using the questions and answers below.

Q:	On what proposals am I being asked to vote?

A:
You are being asked to approve the following proposals: (i) election of four individuals to the Board of Trustees of the Hillman Capital Management Investment Trust and (ii) any other business which may come before the shareholders of the Fund.

Q.	Why am I being asked to elect four Trustees?

A:
The Board of Trustees is currently comprised of three Trustees, James H. Speed, Jr. and Jack E. Brinson, who are not “interested persons” of the Fund (as that term is defined in the Investment Company Act of 1940) (“Independent Trustee”), and Mark A. Hillman, who is an “interested person” of the Fund (as that term is defined in the Investment Company Act of 1940) (“Interested Trustee”).  The Board of Trustees recently approved the nomination of Theo H. Pitt, Jr. to serve as a fourth Trustee.  Mr. Pitt serves as an Independent Trustee for multiple mutual fund complexes and would provide the Trust with broad knowledge of the mutual fund industry, particulary with respect to financial statements and contract negotiation.  He also has valuable experience as the former chief executive officer and director of a publicly held community savings bank, the senior partner of a financial consulting company, and an account administrator for a money management firm.

While the Board of Trustees can often appoint new Trustees without a shareholder vote, new Trustees can only be appointed by the sitting Trustees if at least two-thirds of the Trustees have not been elected by shareholders following the appointment.  If the new Trustee Nominee is appointed by the Board of Trustees, the number of Trustees elected by the shareholders would represent fewer than two-thirds of the Board of Trustees.  Consequently, a shareholder meeting to elect new Trustees is required.  The Board of Trustees decided it is appropriate for the sitting Trustees, Mr. Speed, Mr. Brinson, and Mr. Hillman, to also stand for election at this time.  Election of all four Trustees will allow the Board to appoint new Trustees to fill future vacancies created by retirements, resignations, or an expansion of the Board.  The Board of Trustees, therefore, has is asking shareholders to vote on the election of four Trustee Nominees in accordance with applicable provisions of the Trust’s governing documents, Delaware law, and the Investment Company Act of 1940.

Q:	Who is eligible to vote?

A:
Shareholders of record at the close of business on March 18, 2013 are entitled to be present and to vote at the Special Meeting.  Each share of record of the Hillman Focused Advantage Fund is entitled to one vote (and a proportionate fractional vote for each fractional share) on each matter presented at the Special Meeting.

Q:	How do I ensure that my vote is accurately recorded?

A:
You may attend the Special Meeting and vote in person or you may complete and return the enclosed Proxy Card to the Fund.  The Proxy Card can be returned using the enclosed envelope.  No postage is required if it is mailed in the United States.  In the alternative, completed Proxy Cards may also be submitted by facsimile to 252-972-1908 or electronic mail to shareholders@ncfunds.com.

Proxy Cards that are properly signed, dated, and received prior to the Special Meeting will be voted as specified.  If you specify a vote on the Proxy Card, your proxy will be voted as you indicate.  If no vote is specified for a proposal, your proxy will be voted FOR that proposal. If you simply sign, date, and return the proxy card, but do not specify a vote for any proposal, your shares will be voted FOR those proposals.  Unsigned proxies will not be considered present at the meeting.

Q:	May I revoke my proxy?

A:
You may revoke your proxy at any time before it is voted by submitting a new proxy to the Fund or by attending the Special Meeting and voting in person.  In addition, a shareholder may revoke a proxy by delivering a written notice to Jennifer L. Vick of Nottingham Shareholder Services, LLC, either at the Special Meeting or, prior to the meeting date, by (i) mail to the offices of Nottingham Shareholder Services, LLC, Post Office Box 4365, Rocky Mount, North Carolina 27803-0365; (ii) facsimile to 252-972-1908; or (iii) electronic mail to shareholders@ncfunds.com.

Q:	Who can I call with questions?

A:	If you have any questions about the proxy materials or the upcoming special meeting, please contact the Fund at 1-800-773-3863.

Hillman Capital Management Investment Trust
116 South Franklin Street, Post Office Box 69
Rocky Mount, North Carolina 27802
Tel (800) 773-3863 Fax (252) 972-1908

PROXY STATEMENT

March 28, 2013

The Hillman Capital Management Investment Trust will hold a Special Meeting of Shareholders of the Hillman Focused Advantage Fund on May 15, 2013 at 3:00 p.m. Eastern Time for the purposes set forth in the accompanying notice.  The Special Meeting will take place at the Trust’s principal office, which is located at the offices of The Nottingham Company, 116 South Franklin Street, Rocky Mount, North Carolina 27804.  The Trust’s telephone number is (252) 972-9922.

Shareholders of record of the Fund at the close of business on March 18, 2013 (the “Record Date”) are entitled to vote at the Special Meeting.  This proxy statement is provided in connection with the solicitation of proxies by the Trust’s Board of Trustees and is first being sent to shareholders on or about the date noted above.  Proxies in the accompanying form that are signed, returned, and not revoked will be voted at the Special Meeting (including adjournments).  Where you make a specification by means of a signed proxy, your proxy will be voted in accordance with your specification.  If you make no specification on a signed proxy, your proxy will be voted in favor of electing each of the four Trustee Nominees to the Board of Trustees.  Unsigned proxies will not be counted as present at the meeting.

Proxies submitted by mail should be sent to Nottingham Shareholder Services, LLC at Post Office Box 4365, Rocky Mount, North Carolina 27803-0365.  A return envelope, which does not require further postage if mailed within the United States, has been included with the proxy for your convenience.  Proxies may also be submitted by facsimile to 252-972-1908 or electronic mail to shareholders@ncfunds.com.

This proxy statement is being furnished by the Trust to the Fund’s shareholders in connection with the upcoming Special Meeting.  The Board of Trustees is soliciting the proxies of all of the Fund’s shareholders as of the Record Date with respect to each proposal indicated in the table below.

Fund	Proposals
Hillman Focused Advantage Fund	To elect four individuals to serve on the Trust’s Board of Trustees, each to hold office for an indefinite term, and until his successor is duly elected and qualified.
To transact such other business as may properly come before the meeting or any adjournments thereof.

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Hillman Capital Management Investment Trust
116 South Franklin Street, Post Office Box 69
Rocky Mount, North Carolina 27802
Tel (800) 773-3863 Fax (252) 972-1908

PROPOSAL ONE

March 28, 2013

Election of Trustees

The purpose of this proposal is to elect four four individuals to serve on the Trust’s Board of Trustees.  The By-Laws of the Trust provide that the number of seats on the Board of Trustees shall be fixed from time to time by a vote adopted by a majority of the Trustees.  The Board of Trustees is currently comprised of three Trustees, James H. Speed, Jr. and Jack E. Brinson, who are not “interested persons” of the Trust (as that term is defined in the Investment Company Act of 1940) (“Independent Trustees”), and Mark A. Hillman, who is an “interested person” of the Trust (“Interested Trustee”).  The Board of Trustees recently created a fourth seat on the Board of Trustees and nominated Theo H. Pitt, Jr. to fill the new vacancy as an Independent Trustee.  Mr. Pitt serves as a trustee for multiple mutual fund complexes and would provide the Trust with broad knowledge of the mutual fund industry.

While the Board of Trustees can often appoint new Trustees without a shareholder vote, new Trustees can only be appointed by the sitting Trustees if at least two-thirds of the Trustees have not been elected by shareholders following the appointment.  If the new Trustee Nominee is appointed by the Board of Trustees, the number of Trustees elected by the shareholders would represent fewer than two-thirds of the Board of Trustees.  Consequently, a shareholder meeting to elect new Trustees is required.  The Board of Trustees decided it is appropriate for the sitting Trustees, Mr. Speed, Mr. Brinson, and Mr. Hillman, to also stand for election at this time.  Election of all four Trustees will allow the Board to appoint new Trustees to fill future vacancies created by retirements, resignations, or an expansion of the Board.  The Board of Trustees, therefore, is asking shareholders to vote on the election of four Trustee Nominees in accordance with applicable provisions of the Trust’s governing documents, Delaware law, and the Investment Company Act of 1940.

If the shareholders fail to elect all of the Trustee Nominees, then the Board of Trustees will consider alternative nominations.  If for any reason, any Trustee Nominee should not be available for election or able to serve as a trustee, the proxies will exercise their voting power in favor of such substitute nominees, if any, as the Board of Trustees may designate.  The Trust has no reason to believe that it will be necessary to designate a substitute nominee.  Each Trustee Nominee who receives the affirmative vote of a majority of all votes cast at the Special Meeting will be elected so long as a quorum is present.

The Board of Trustees

The Board of Trustees is responsible for the management and supervision of the Fund.  The Trustees set broad policies for the Fund and choose the Fund’s officers.  The Trustees also approve all significant agreements between the Trust, on behalf of the Fund, and those companies that furnish services to the Fund; review performance of the Fund’s investment advisor and the Fund; and oversee activities of the Fund.  Generally, each Trustee and officer serves an indefinite term or until certain circumstances such as their resignation, death, or otherwise as specified in the Trust’s organizational documents.  Any Trustee may be removed at a meeting of shareholders by a vote meeting the requirements of the Trust’s organizational documents.

Page 2/11

The Trustee Nominees

The Board of Trustees has concluded, based on each Truste Nominee’s experience, qualifications, attributes, or skills on an individual basis and in combination with the other Truste Nominees, that each Truste Nominee is qualified to serve on the Board of Trustees in light of the Trust’s business and structure.  The Board of Trustees believes that the ability of the Trustee Nominees to review critically, evaluate, question, and discuss information provided to them, to interact effectively with the Trust’s investment advisor, other service providers, legal counsel, and the independent registered public accounting firm, and to exercise effective business judgment in the performance of their duties as Trustees support this conclusion.  Please note that the Trust has not adopted procedures by which shareholders of the Fund may recommend nominees to the Board of Trustees.

Mr. Pitt serves as an Independent Trustee for multiple mutual fund complexes and would provide the Trust with broad knowledge of the mutual fund industry, particulary with respect to financial statements and contract negotiation.  He also has valuable experience as the former chief executive officer and director of a publicly held community savings bank, the senior partner of a financial consulting company, and an account administrator for a money management firm.

Mr. Brinson has served as an Independent Trustee of the Trust since its inception in 2000 and was previously elected by the Fund’s shareholders.  He has served as as Independent Trustee for several other mutual fund complexes and has experience as an individual investor and as President of a company in the business of private investing.  He has also served on the Redevelopment Commission for the Town of Tarboro.

Mr. Speed has served as an Independent Trustee of the Trust since 2009 and was previously elected by the Board of Trustees.  He has also served as as Independent Trustee for several other mutual fund complexes and has experience as an individual investor and President of a company in the business of consulting and private investing.  He has extensive experience in finance, public accounting, and insurance, including serving as President and Chief Executive Officer of an insurance company.

Mr. Hillman has served as an Intereseted Trustee of the Trust since its inception in 2000 and was previously elected by the Fund’s shareholders.  Mr. Hillman has experience as an investor, including his role as President and Principal Executive Officer of the Trust and founder, controlling shareholder, and President of Hillman Cpital Management, Inc., the Fund’s investment advisor.

The following chart shows information for the Trustee Nominees, as well as each the current officers of the Trust.  Unless otherwise indicated, the address of each Trustee and officer, is 116 South Franklin Street, Rocky Mount, North Carolina 27804.

Name, Age, and Address	Position(s) held with Fund/Trust	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years
INDEPENDENT TRUSTEE NOMINEES
Jack E. Brinson Age: 80	Trustee	Since 12/2000	Retired since January 2000; Previously, President, Brinson Investment Co. (personal investments) and President, Brinson Chevrolet, Inc. (auto dealership).	1
Independent Trustee of the following: The Brown Capital Management  Funds for its three funds; DGHM Investment Trust for its two funds; Gardner Lewis Investment Trust for its two funds; Giordano Investment Trust; Starboard Investment Trust for its twenty-two funds; and Tilson Investment Trust for its two funds (all registered investment companies); previously, Independent Trustee of New Providence Investment Trust from inception until 2011.

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Name, Age, and Address	Position(s) held with Fund/Trust	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years
Theo H. Pitt, Jr. Age: 76	None	n/a
Senior Partner, Community Financial Institutions Consulting (financial consulting) since 1999; Partner, Pikar Properties (real estate) since 2001; Account Administrator, Holden Wealth Management Group of Wachovia Securities (money management firm) from 2003-2008.
None
Independent Trustee of DGHM Investment Trust for its two funds, Gardner Lewis Investment Trust for its two funds, Hanna Investment Trust for its one fund, and Starboard Investment Trust for its twenty-two funds (all registered investment companies); previously, Independent Trustee of Hillman Capital Management Investment Trust from 2000 to 2009, NCM Capital Investment Trust from 2007 to 2009, New Providence Investment Trust from 2008 to 2009, and Tilson Investment Trust from 2004 to 2009 (all registered investment companies).

James H. Speed, Jr. Age: 59	Trustee	Since 3/2009	President and CEO of NC Mutual Insurance Company (insurance company) since May 2003; President of Speed Financial Group, Inc. (consulting/private investments) from March 2000 to April 2003.	1
Independent Trustee of the following The Brown Capital Management Funds for its three funds; Starboard Investment Trust for its twenty-two funds; and Tilson Investment Trust for its two funds (all registered investment companies).  Member of Board of Directors of NC Mutual Life Insurance Company.  Member of Board of Directors of M&F Bancorp.  Previously, Independent Trustee of New Providence Investment Trust from 2009 until 2011 (registered investment company).

INTERESTED TRUSTEE NOMINEES*
Mark A. Hillman Age: 51 4350 East West Highway Suite 502 Bethesda, MD 20814	Trustee and President (Principal Executive Officer)	Since 12/2000	President, Hillman Capital Management, Inc. (investment advisor to the Fund); previously, Chief Investment Officer, Menocal Capital Management, Inc. (investment advisor).	1	None
* Basis of Interestedness. Mr. Hillman is an Interested Trustee because he is an officer of Hillman Capital Management, Inc., the investment advisor to the Fund.
OTHER OFFICERS
C. Frank Watson III Age: 42 1330 St. Mary’s Street Suite 400 Raleigh, NC 27605	Treasurer (Principal Financial Officer)	Since 10/2011	President, Fairview Investment Services, LLC since 2005; previously, President and Chief Operating Officer, The Nottingham Company (administrator to the Fund).	n/a	n/a
Greyson L. Davis Age: 34	Chief Compliance Officer	Since 11/2011	Relationship Manager for The Nottingham Company since 2012; previously Fund Accounting Team Manager since 2001.	n/a	n/a
T. Lee Hale, Jr. Age: 35	Assistant Secretary	Since 1/2011
Relationship Manager for The Nottingham Company since 2012; previously, Fund Accounting Team Manager, The Nottingham Company from 2011-2012,  Director of Financial Reporting, The Nottingham Company from 2009-2011; principal of Lee Hale Contracting (marine industry consulting).
				n/a	n/a

Page 4/11

Name, Age, and Address	Position(s) held with Fund/Trust	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years
A. Vason Hamrick Age: 36	Secretary and Assistant Treasurer	Since 3/2007	Corporate Counsel, The Nottingham Company since 2004.	n/a	n/a

Leadership Structure

The Board of Trustees currently includes two Independent Trustees and one Interested Trustee.  Mr. Speed, one of the Independent Trustees, is Chairman of the Board.  The Board of Trustees reviews its structure regularly and believes its current leadership structure is appropriate given the Trust’s and the Board’s current and historical small size and the fact that this size permits Trust management to communicate with each Independent Trustee as and when needed, and permits each Independent Trustee to be involved in each of the Board’s committees and functions.

The Board of Trustees met six times during the fiscal year ended September 30, 2012.  Each Trustee attended all of the Board meetings.  The Board meets on quarterly basis, typically in person, but they may meet by telephone as permitted by the Investment Company Act of 1940.  Besides the quarterly meetings, may hold special meetings or meet an informal basis at other times.  The Independent Trustees also meet at least quarterly without the presence of any representatives of management.  The Independent Trustees may from time to time engage consultants and other advisers to assist them in performing their oversight responsibilities.

The Board of Trustees has established a committee structure that includes an Audit Committee, Nominating Committee, Proxy Voting Committee, and Qualified Legal Compliance Committee (discussed in more detail below).  Each committee is comprised entirely of Independent Trustees.

Risk Oversight

With respect to risk oversight, the Board of Trustees seeks to understand the key risks facing the Fund, including those involving conflicts of interest, and how Trust management identifies, monitors, and controls those risks on an ongoing basis.  The quarterly meetings held by the Board of Trustees serve as an opportunity to consider and address these matters.  During these meetings, the Board of Trustees receives reports from Trust management, including the Trust’s principal officers and chief compliance officer, and the Fund’s service providers on regular quarterly items and, where appropriate and as needed, on specific issues.  As part of its oversight function, the Board of Trustees also may hold special meetings or communicate directly with the Trust’s officers to address matters arising between regular meetings.

The Board of Trustees has appointed a Chief Compliance Officer who is responsible for administering the Funds’ compliance program, including monitoring and enforcing compliance by the Fund and its service providers with the federal securities laws. The Chief Compliance Officer has an active role in daily Fund operations and maintains a working relationship with the Fund’s service providers.  The Chief Compliance Officer provides reports on the complaince program directly to the Board of Trustees, including an annual written report that summarizes his review and assessment of the adequacy of the compliance program.

Trustee Standing Committees

The Board of Trustees has established the following standing committees:

Audit Committee.  The Independent Trustees are the current members of the Audit Committee.  The Audit Committee oversees the Fund’s accounting and financial reporting policies and practices, reviews the results of the annual audits of the Fund’s financial statements, and interacts with the Fund’s independent auditors on behalf of all the Trustees.  The Audit Committee operates pursuant to an Audit Committee Charter and meets periodically as necessary.  The Audit Committee met two times during the Fund’s last fiscal year.

Page 5/11

Governance Committee. The Independent Trustees are the current members of the Governance Committee.  The Governance Committee assists the Board of Trustees in adopting fund governance practices and meeting certain fund governance standards.  The Governance Committee operates pursuant to a Governance Committee Charter and normally meets annually, but may also meet as often as necessary to carry out its purpose.  The Governance Committee met once during the Fund’s last fiscal year.

Nominating Committee.  The Independent Trustees are the current members of the Nominating Committee.  The Nominating Committee nominates, selects, and appoints independent trustees to fill vacancies on the Board of Trustees and to stand for election at meetings of the shareholders of the Trust.  The nomination of Independent Trustees is in the sole and exclusive discretion of the Nominating Committee.  The Nominating Committee meets only as necessary and did not meet during the Fund’s last fiscal year.  The Nominating Committee will not consider nominees recommended by shareholders of the Trust.

Proxy Voting Committee.  The Independent Trustees are the current members of the Proxy Voting Committee.  The Proxy Voting Committee will determine how the Fund should cast its vote, if called upon by the Board or the Advisor, when a matter with respect to which the Fund is entitled to vote presents a conflict between the interests of the Fund’s shareholders, on the one hand, and those of the Fund’s Advisor, principal underwriter or an affiliated person of the Fund, its investment advisor, or principal underwriter, on the other hand.  The Proxy Voting Committee will review the Trust’s Proxy Voting Policy and recommend any changes to the Board as it deems necessary or advisable.  The Proxy Voting Committee will also decide if the Fund should participate in a class action settlement, if called upon by the Advisor, in cases where a class action settlement with respect to which the Fund is eligible to participate presents a conflict between the interests of the Fund’s shareholders, on the one hand, and those of the Advisor, on the other hand.   The Proxy Voting Committee meets only as necessary and did not meet during the Fund’s last fiscal year.

Qualified Legal Compliance Committee.  The Independent Trustees are the current members of the Qualified Legal Compliance Committee.  The Qualified Legal Compliance Committee receives, investigates, and makes recommendations as to appropriate remedial action in connection with any report of evidence of a material violation of securities laws or breach of fiduciary duty or similar violation by the Trust, its officers, trustees, or agents.  The Qualified Legal Compliance Committee meets only as necessary and did not meet during the Fund’s last fiscal year.

Beneficial Equity Ownership Information

The table below shows the amount of the Fund’s equity securities beneficially owned by the Trustees and the aggregate value of all of the Trustee’s investments in equity securities of the Trust complex as of a valuation date of December 31, 2012. The values are stated using the following ranges: A = none; B = $1-$10,000; C = $10,001-$50,000; D = $50,001-$100,000; and E = over $100,000.

Name of Trustee	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Funds Overseen or to be Overseen by Trustee in Family of Investment Companies*
INDEPENDENT TRUSTEE NOMINEES
Jack E. Brinson	A	A
Theo H. Pitt, Jr.	A	A

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Name of Trustee	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Funds Overseen or to be Overseen by Trustee in Family of Investment Companies*
James H. Speed, Jr.	A	A
INTERESTED TRUSTEE NOMINEE
Mark A. Hillman	E	E

Ownership of Securities of Advisor, Distributor, or Related Entities

As of December 31, 2012, the Independent Trustees and/or their immediate family members owned no securities of the Fund’s investment addvisor, Distributor, or any entity controlling, controlled by, or under common control with the Advisor or Distributor.

Compensation

The officers of the Trust will not receive compensation from the Trust for performing the duties of their offices.  Each Trustee who is not an “interested person” of the Trust receives a fee of $4,000 each year plus $250 per series of the Trust per meeting attended in person and $100 per series of the Trust per meeting attended by telephone.  All Trustees and officers are reimbursed for any out-of-pocket expenses incurred in connection with attendance at meetings. The following table reflects the amount of compensation received by each Trustee for the fiscal year ended September 30, 2012.

Name of Trustee	Aggregate Compensation from the Fund	Pension Retirement Benefits Accrued As Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from the Trust Paid to Trustees
Jack E. Brinson	$3,350	None	None	$6,200
James H. Speed, Jr.	$3,350	None	None	$6,200

Conclusion

The Board of Trustees believes election of the Trustee Nominees to serve on the Trust’s Board of Trustees will benefit the Fund and its shareholders.  The Board of Trustees recommends voting FOR this proposal.  In the event that the proposal is not approved by the Fund’s shareholders, the Board of Trustees will then consider what action, if any, should be taken with respect to such Fund.

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Hillman Capital Management Investment Trust
116 South Franklin Street, Post Office Box 69
Rocky Mount, North Carolina 27802
Tel (800) 773-3863 Fax (252) 972-1908

OTHER INFORMATION

March 28, 2013

Voting Securities

The Fund is a series of an open-end registered investment company that has the authority to issue an unlimited number of shares.  As of March 18, 2013, the Record Date, there were 2,366,259.737 shares of the Fund outstanding and entitled to vote at the Special Meeting.  Shareholders are entitled to one vote for each full share and a proportionate vote for each fractional share held as of the Record Date.

Principal Holders of Voting Securities

To the best knowledge of the Trust, the following tables contain information regarding the ownership of the Fund as of the Record Date by any person (including any “group” as that term is used in Section 13(d)(3) of the Securities Exchange Act of 1934) who is known to the Trust to be the beneficial owner of more than five percent of the Fund.

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent
Charles Schwab & Co, Inc. Special Custody Account For The Benefit Of Our Customers Attn: Mutual Funds 101 Montgomery Street San Francisco, CA 94104	703,176.677 Shares	29.72%*
NFS LLC FEBO NFS/FMTC IRA FBO James David Nicoll 2497 Woodthrush Drive Sandy, UT 84093	185,721.316 Shares	7.85%
*The Fund believes that such entity does not have a beneficial ownership interest in such shares.

Independent Registered Public Accountants

At a meeting of the Board of Trustees held on November 15, 2012, the Audit Committee recommended, and the Board of Trustees, including a majority of the Independent Trustees, approved the selection of BBD, LLP to act as independent registered public accountants to the Trust for the fiscal year ending September 30, 2013.  BBD, LLP also served as the independent registered public accountants to the Trust for the fiscal years ended September 30, 2005 through 2012.  No representatives from BBD, LLP are expected to attend the Special Meeting, although they will have an opportunity to attend and make a statement if they desire to do so.  If representatives of BBD, LLP are present, they will be available to respond to appropriate questions from shareholders.

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Fees Paid to BBD	2012	2011
Audit Fees. These fees are related to professional services rendered in connection with the audit of the Trust’s annual financial statements and for services normally provided by the Trust’s independent registered public accountant in connection with the Trust’s statutory and regulatory filings.	$11,500	$23,000
Audit Related Fees. These fees are for assurance and related professional services that are reasonably related to the performance of the audit of the Trust’s financial statements that were not reported under Audit Fees.	$0	$0
Tax Fees. These fees are relate to professional services rendered for tax compliance, tax advice and tax planning. Services include completion of the Fund’s federal and state income tax returns, excise tax returns, and assistance with distribution calculations.	$4,000	$4,000
All Other Fees. These fees relate to professional services rendered other than for the services described under Audit Fees, Audit-Related Fees, and Tax Fees.	$0	$0

All audit, audit-related, tax, and other services were pre-approved by the Audit Committee, which concluded that the provision of such services by BBD, LLP was compatible with the maintenance of the independence of BBD, LLP in the conduct of its auditing functions. The Audit Committee’s policies provide that the Audit Committee should pre-approve any audit services and, when appropriate, evaluate and pre-approve any non-audit services provided by the independent auditors to the Trust, as well as any non-audit services provided to the Trust’s investment advisor, or any entity controlling, controlled by, or under common control with the investment advisor that provides ongoing services to the Trust if the engagement relates directly to the operation and financial reporting of the Trust.  There were no services described under the headings Audit-Related Fees, Tax Fees, or All Other Fees above that were approved by the Audit Committee pursuant to Rule 2-01(c)(7)(i)(C) of Regulation S-X.

The aggregate non-audit fees billed by BBD, LLP  to the Trust for services rendered during the fiscal year ended September 30, 2012 and September 30, 2011 were $4,000 and $4,000 respectively.  There were no non-audit fees billed by BBD, LLP for non-audit services rendered to the Trust’s investment advisor, or any entity controlling, controlled by, or under common control with the Trust’s investment advisor during fiscal years ended September 30, 2012 and September 30, 2011.

The Funds’ Investment Advisor, Principal Underwriter, and Administrator

The investment advisor of the Fund is Hillman Capital Management, Inc. with an address at 4350 East West Highway, Suite 502 Bethesda, Maryland 20814.  The Fund’s principal underwriter is Capital Investment Group, Inc. with an address at 17 Glenwood Avenue, Raleigh North Carolina 27606.  The Funds’ administrator is The Nottingham Company with an address at 116 South Franklin Street, Rocky Mount, North Carolina 27804.

Voting Procedures

Shareholders may vote by submitting a proxy to the Fund or by attending the Special Meeting and voting in person.  In order to submit a proxy, a shareholder may mark, sign, and date the enclosed proxy and return it to the Fund using the enclosed envelope.  No postage is required if the proxy is mailed in the United States.  In the alternative, completed proxies may also be submitted by facsimile to 252-972-1908 or electronic mail to shareholders@ncfunds.com.

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The holders of one-third of the outstanding shares of the Fund entitled to vote at the Special Meeting (a “quorum”) must be present (in person or by proxy) in order to conduct business at the Special Meeting.  If a quorum is not present at the Special Meeting, or if a quorum is present but sufficient votes to approve the proposal are not received, the persons named as proxies may propose one or more adjournments of the Special Meeting to permit further solicitation of proxies.  No adjournment will be for a period exceeding 120 days after the Record Date.  Any such adjournment will require the affirmative vote of a majority of shares present in person or by proxy at the session of the meeting to be adjourned.

The persons named as proxies will vote in favor of any such adjournment those proxies which instruct them to vote in favor of the proposals to be considered at the adjourned meeting, and will vote against any such adjournment those proxies which instruct them to vote against or to abstain from voting on all proposals to be considered at the adjourned meeting.

A quorum being present, approval of Proposal One will require the affirmative vote of a plurality of the votes cast at the Special Meeting in person or by proxy.

If a proxy represents a broker “non-vote” (that is, a proxy from a broker or nominee indicating that such person has not received instructions from the beneficial owner or other person entitled to vote shares of the Fund on a particular matter with respect to which the broker or nominee does have discretionary power) or is marked with an abstention, the Fund shares represented thereby will be considered present at the Special Meeting for purposes of determining the existence of a quorum for the transaction of business.  Abstentions and broker non-votes, however, will not be counted in determining the number of shares voting for Proposal One and any other shareholder proposal that may come before the Special Meeting; therefore, abstentions and broker non-votes are, effectively, counted as shares voting against Proposal One and any other shareholder proposal that may come before the Special Meeting. Unsigned proxies will not be considered present at the Special Meeting.

The duly appointed proxies or authorized persons may, at their discretion, vote upon such other matters as may properly come before the Special Meeting.

Shareholder Proposals

The Trsut has  not received any shareholder proposals for this Special Meeting. Under the proxy rules of the Securities & Exchange Commission, shareholder proposals may, under certain conditions, be included in the Fund’s proxy materials for a particular meeting. Under these rules, proposals submitted for inclusion in the Fund’s proxy materials must be received within a reasonable period of time before the Fund begins to print and mail its proxy materials. The submission by a shareholder of a proposal for inclusion in a proxy statement does not guarantee that it will be included.  Shareholder proposals are subject to certain regulations under federal securities laws relating to inclusion.

A shareholder proposal intended to be presented at any future meetings of the Fund’s shareholders should be sent to Nottingham Shareholder Services, LLC, Post Office Box 4365, Rocky Mount, North Carolina 27803-0365.  The Fund does not hold annual meetings of shareholders.

Revocation of Proxy

A shareholder who executes a proxy may revoke it at any time before it is exercised by submitting a new proxy to the Fund or by attending the Special Meeting and voting in person.  A new proxy can be submitted by any of the same means by which the original proxy could be submitted: mail, facsimile, or electronic mail.  In addition, a shareholder may revoke a proxy by delivering a written notice to Jennifer L. Vick of Nottingham Shareholder Services, LLC, either at the Special Meeting or, prior to the meeting date, by (i) mail to the offices of Nottingham Shareholder Services, LLC, Post Office Box 4365, Rocky Mount, North Carolina 27803-0365; (ii) facsimile to 252-972-1908; or (iii) electronic mail to shareholders@ncfunds.com.

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Proxy Solicitation; Expenses

The Board of Trustees is making this solicitation of proxies.  Solicitation will be made primarily by mail, but may also be made by telephone, facsimile, electronic mail, or personal interview conducted by certain officers or employees of the Fund and Hillman Capital Management, Inc., the Fund’s investment advisor, without additional compensation or, if necessary, a commercial firm retained for this purpose.  Hillman Capital Management, Inc. will bear all of the costs of soliciting proxies from shareholders, including the cost of assembling and mailing this proxy statement and the enclosed materials.  The Fund intends to ask brokers and banks holding shares in their names or in the names of nominees to solicit proxies from customers owning such shares, where applicable.  The Trust estimates that soliciting shareholder proxies will cost approximately $4,000.

Annual Report

The Fund’s Annual Report for the fiscal year ended September 30, 2012, including audited financial statements, were mailed to shareholders of record on or about November 29, 2012.  The Fund will furnish, without charge, a copy of the Annual Report and the Semi-Annual Report to a shareholder upon request to the Fund by writing Jennifer L. Vick at Nottingham Shareholder Services, LLC,  Post Office Box 4365, Rocky Mount, North Carolina 27803-0365 or by calling the Fund toll-free at 1-800-773-3863.

Other Business

Trust management knows of no other business to be presented at the Special Meeting other than the matters set forth in this proxy statement.  In the event that any matters other than those referred to in the accompanying Notice should properly come before and be considered at the Special Meeting, it is intended that proxies in the accompanying form will be voted thereon in accordance with the judgment of the person or persons voting such proxies.

Please complete the enclosed proxy and return it promptly.  You may revoke your proxy at any time prior to the Special Meeting by following the revocation procedures detailed above.

March 28, 2013

By Order of the Board of Trustees

/s/ James H. Speed, Jr.

James H. Speed, Jr.
Chairman

Important Notice Regarding the Availability of Proxy Materials For The Shareholder Meeting to Be Held on May 15, 2013: The proxy statement is available at http://www.ncfunds.com/hillmanproxy.

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INSTRUCTIONS FOR SIGNING PROXIES

The following general rules for signing proxies may be of assistance to you and may help avoid the time and expense involved in validating your vote if you fail to sign your proxy properly.

1.	INDIVIDUAL ACCOUNTS: sign your name exactly as it appears in the registration on the proxy.

2.	JOINT ACCOUNTS: either party may sign, but the name of the party signing should conform exactly to the name shown in the registration on the proxy.

3.	ALL OTHER ACCOUNTS: the capacity of the individual signing the proxy should be indicated unless it is reflected in the form of registration. For example:

Registration                                                                       Valid Signature

CORPORATE ACCOUNTS
(1)      ABC Corp.                                                     ABC Corp. John Doe, Treasurer
(2)      ABC Corp.                                                     John Doe, Treasurer
(3)      ABC Corp. c/o John Doe                            John Doe, Treasurer
(4)      ABC Corp. Profit Sharing Plan                   John Doe, Trustee

PARTNERSHIP ACCOUNTS
(1)      The ABC Partnership                                  Jane B. Smith, Partner
(2)      Smith and Jones, Limited Partnership       Jane B. Smith, General Partner

TRUST ACCOUNTS
(1)      ABC Trust                                                     Jane B. Doe, Trustee
(2)      Jane B. Doe, Trustee u/t/d 12/28/78          Jane B. Doe, Trustee

CUSTODIAL OR ESTATE ACCOUNTS
(1)      John B. Smith, Cust. f/b/o
   John B. Smith, Jr. UGMA/UTMA             John B. Smith
(2)      Estate of John B. Smith                               John B. Smith, Jr., Executor

HILLMAN FOCUSED ADVANTAGE FUND

Special Meeting of Shareholders on May 15, 2013
Proxy Solicited on Behalf of the Board of Trustees

The undersigned hereby appoints A. Vason Hamrick and T. Lee Hale, Jr., and each of them, as proxies with full power of substitution to act for and vote on behalf of the undersigned all shares of the Hillman Focused Advantage Fund, which the undersigned would be entitled to vote if personally present at the Special Meeting of Shareholders to be held at the offices of The Nottingham Company, 116 South Franklin Street, Rocky Mount, North Carolina 27804, at 3:00 p.m. Eastern Time on May 15, 2013, or at any adjournment thereof, on the proposal described below, as set forth in the Notice of Special Meeting of Shareholders and the accompanying Proxy Statement dated March 28, 2013, receipt of which is acknowledged by the undersigned.  PLEASE INDICATE ANY CHANGE OF ADDRESS BELOW.  This proxy may be revoked at any time prior to the exercise of the powers conferred thereby.

The Board of Trustees recommends voting “FOR” the proposals with respect to the Hillman Focused Advantage.  You may only complete this proxy with respect to the Fund if you were a shareholder of record as March 18, 2013.

Proposal:  Election of the following four individuals to the Trust’s Board of Trustees: Theo H. Pitt, Jr., James H. Speed, Jr., Jack E. Brinson, and Mark A. Hillman.

FOR ❑	AGAINST ❑	FOR ALL EXCEPT ❑
To withhold authority to vote for individual nominees, write the name of the nominees in the box below.

THE PROXIES ARE AUTHORIZED IN THEIR DISCRETION TO VOTE UPON SUCH OTHER MATTERS AS MAY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.

[name / shares / account number]

In order to vote your shares, please sign and date this proxy and return it by (i) mail using the envelope provided, (ii) facsimile to 252-972-1908; or (iii) electronic mail to shareholders@ncfunds.com.  By returning this proxy, you authorize the proxies to vote on the proposal as marked, or, if not marked, your shares will be voted in favor of modifying the Fund’s fundamental investment policy on diversification.

Signature:	Signature (if shares held jointly):

By: ____________________________	By: ____________________________

Print Name: ______________________	Print Name: ______________________

Dated: __________________________	Dated:__________________________

Please sign your name or names as they appear to authorize the voting of your shares as indicated.  Where shares are registered with joint owners, all joint owners should sign.  Persons signing as executors, administrators, trustees, etc., should so indicate.